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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        November 15, 2005
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                              UNITED BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Ohio                                 0-16540                          34-1405357
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(State or other jurisdiction   (Commission File No.)               (IRS Employer
of incorporation)                                            Identification No.)


201 South 4th Street, Martins Ferry, Ohio                                  43935
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (740) 633-0445
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4I under the Exchange
    Act (17 CFR 240.13e-4I)



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 17, 2005, United Bancorp, Inc. (the "Company") completed a private placement of an aggregate amount of $4,000,000 in trust preferred securities, liquidation amount $1,000 per security (the "Preferred Securities"), through a newly formed Delaware statutory trust subsidiary, United Bancorp Statutory Trust I (the "Trust").

         In connection with the issuance of the Preferred Securities, on November 17, 2005, the Company entered into an Indenture (the "Indenture") by and between the Company and Wilmington Trust Company, as trustee, and an Amended and Restated Trust Agreement (the "Trust Agreement") among the Company, as Depositor, Wilmington Trust Company, as Delaware and Property Trustee (the "Trustee"), and the Administrative Trustees of the Trust. The information provided in Item 2.03 is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On November 17, 2005, the Trust issued an aggregate of $4,000,000 in trust preferred securities, liquidation amount $1,000 per preferred security. The Preferred Securities mature on December 30, 2035, but may be redeemed beginning December 30, 2015 if the Company exercises its right to redeem the Junior Subordinated Notes, as described below. The Preferred Securities require quarterly distributions by the Trust to the holders of the Preferred Securities, initially at a fixed rate of 6.25% per annum through the interest payment date in December 2015, and thereafter at a variable rate of three-month LIBOR plus 1.35% per annum, reset quarterly. Distributions are cumulative and will accrue from the date of original issuance but may be deferred for a period of up to twenty consecutive quarterly interest payment periods if the Company exercises its right under the Indenture to defer the payment of interest on the Junior Subordinated Notes, as described below.

         The proceeds from the sale of the Preferred Securities received by the Trust, combined with the proceeds of $124,000 received by the Trust from the issuance of common securities (the "Common Securities") by the Trust to the Company, were used to purchase $4,124,000 in principal amount of unsecured Junior Subordinated Notes of the Company, issued pursuant to the Indenture.

         The issuance of the Preferred Securities and the Common Securities are provided for in the Trust Agreement dated November 17, 2005, by and among the Trustee, the Company, and the Administrative Trustees of the Trust. The Administrative Trustees are James W. Everson, President and Chief Executive Officer, and Directors Richard L. Riesbeck, Terry A. McGhee and John M. Hoopingarner.

         The Junior Subordinated Notes mature on December 30, 2035, but the Company may at its option redeem the Junior Subordinated Notes, in whole or in part, beginning on December 15, 2015 in accordance with the provisions of the Indenture. The Junior Subordinated Notes bear interest at a fixed rate equal to 6.25% per annum through the interest payment date in December 2015, and thereafter at a variable rate, reset quarterly, of three-month LIBOR plus 1.35% per annum. Interest is cumulative and will accrue from the date of original issuance. However, so long as there is no event of default, interest payments may be deferred by the Company at its option at any time for a period of up to twenty consecutive quarterly interest payment periods, but not beyond December 30, 2035 (each such extended interest payment



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period, an "Extension Period"). No interest shall be due and payable during an
Extension Period, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear additional interest at an annual rate equal to the interest rate in effect for each Extension Period. Furthermore, during any Extension Period, the Company may not declare or pay any dividends on its capital stock, which includes its Common Stock, nor make any payment or redeem debt securities that rank pari passu with the Junior Subordinated Notes.

         EARLY REDEMPTION. The Junior Subordinated Notes may be redeemed at par at the option of the Company beginning on December 30, 2015, and may be redeemed earlier than such date following the occurrence of a "Special Event" (as defined in the Indenture) at a price equal to 100% of the principal amount together with accrued interest. The Trust will be required to redeem a like amount of Preferred Securities if the Company exercises its right to redeem all or a portion of the Junior Subordinated Notes.

         ACCELERATION OF MATURITY. Either the Trustee or the holders of at least 25% of the aggregate principal amount of the outstanding Junior Subordinated Notes may declare the principal amount of, and all accrued interest on, all the Junior Subordinated Notes to be due and payable immediately, or if the holders of the Junior Subordinated Notes fail to make such declaration, the holders of at least a majority in aggregate liquidation amount of the Preferred Securities outstanding shall have a right to make such declaration, if an Event of Default occurs. An Event of Default generally includes a default in payment of any interest for 30 days, a default in payment upon maturity, a default in performance, or breach of any covenant or representation, bankruptcy or insolvency of the Company or liquidation or dissolution of the Trust. Any holder of the Preferred Securities has the right, upon the occurrence of an Event of Default related to payment of interest of principal, to institute suit directly against the Company for enforcement of payment to such holder of principal of and any premium and interest, including additional interest, on the Junior Subordinated Notes having a principal amount equal to the aggregate liquidation amount of the Preferred Securities held by such holder.

         The Company guaranteed the payment of the Preferred Securities under the "Guarantee Agreement" dated November 17, 2005, between the Company and the Wilmington Trust Company. This guarantee is unsecured and is subordinated in right of payment to all of our "Senior Debt," as defined in the Indenture.

ITEM 8.01. OTHER EVENTS

         Effective November 17, 2005, the Company implemented the United Bancorp, Inc. Employee Stock Ownership Plan.

         On November 15, 2005, the Company's Board of Directors declared a 10% share dividend and a quarterly cash dividend payment of 13 cents per share for shareholders of record on December 2, 2005 and approved the renewal of the company's stock buy back program authorizing management to purchase up to $2,000,000 of the Company's common shares in the open market over the next two years. Both the stock and cash dividends are payable on December 20, 2005. Payment of the fourth quarter dividend in the amount of 13 cents per share will be on total holdings including the new share dividend. A copy of the press release issued by the Company on November 16, 2005 announcing each of the foregoing items is furnished herewith as Exhibit 99.1.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)     Exhibits.

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------------------------------------------------
        99.1        Press Release dated November 16, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNITED BANCORP, INC.


DATE: November 21, 2005                     By:  /s/ Randall M. Greenwood
                                                 -------------------------------
                                                 Randall M. Greenwood
                                                 Senior Vice President and
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS


     EXHIBIT NO.    DESCRIPTION
     -----------    -----------------------------------------------------
        99.1        Press Release dated November 16, 2005